SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

Filed by the Registrant ☑
Filed by a Party other than the Registrant ☐

Check the appropriate box:

☑ Preliminary Proxy Statement
☐ Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material Pursuant to Rule 14a-12

TRANSAMERICA INCOME SHARES, INC.
(Name of Registrant as Specified in its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☑	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

TRANSAMERICA ASSET MANAGEMENT GROUP
Transamerica Funds
Transamerica Series Trust
Transamerica Income Shares, Inc.
570 Carillon Parkway
St. Petersburg, Florida 33716

February [  ], 2011

Dear Shareholder or Contract Holder:

You are being asked to vote on a proposal to approve a new investment sub-advisory agreement with a new sub-adviser, AEGON USA Investment Management, LLC (“AUIM”), for your Transamerica fund (with respect to each Fund, the “Proposal”). Detailed information about the Proposal is contained in the enclosed joint proxy statement.

The Board of your Fund has called a Special Meeting of Shareholders to be held on March 18, 2011, at the offices of Transamerica Asset Management, Inc., 570 Carillon Parkway, St. Petersburg, Florida 33716, at 11:00 a.m. Eastern Time, in order to vote on the Proposal. The enclosed joint proxy statement asks for your approval of the Proposal with respect to your Fund. After careful consideration, the Board of your Fund recommends that you vote “FOR” the Proposal.

AEGON has decided to consolidate the fixed income activities of Transamerica Investment Management, LLC, the sub-adviser to your Fund, and AUIM into a single investment platform under AUIM. This decision was made following a strategic review of AEGON’s asset management business and is in line with AEGON’s focus on leveraging resources and pursuing operational and cost efficiencies.

In connection with the proposed change in sub-adviser, there will be changes to each Fund’s name (except Transamerica Income Shares, Inc.), as explained in the enclosed joint proxy statement. The name changes do not require shareholder approval. The investment objective, strategies and principal risks of your Fund will not change. Transamerica Asset Management, Inc. will continue to serve as your Fund’s investment adviser, and its advisory fee will not increase as a result of these changes.

The Board of your Fund has unanimously approved the new investment sub-advisory agreement with AUIM and believes the Proposal is in the best interests of your Fund and its shareholders.

If you have any questions, please call 1-888-233-4339 between 8 a.m. and 5 p.m., Eastern Time, Monday through Friday. Thank you for your investment in the Transamerica funds.

Sincerely,

John K. Carter
Chairman of the Board
Transamerica Asset Management Group

IMPORTANT NEWS FOR FUND SHAREHOLDERS

While we encourage you to read the full text of the enclosed proxy statement, for your convenience, we have provided a brief overview of the matter to be voted on.

Questions and Answers

Q.	Why am I receiving the proxy statement?

A.

As a shareholder in Transamerica Flexible Income, Transamerica Money Market, Transamerica Short-Term Bond or Transamerica Income Shares, Inc., or as a contract holder that invests in Transamerica Money Market VP or Transamerica U.S. Government Securities VP through a variable life insurance policy or variable annuity contract, you are being asked to vote on a new sub-advisory agreement with a new sub-adviser, AEGON USA Investment Management, LLC (“AUIM”). AUIM is an affiliate of your Fund’s adviser, Transamerica Asset Management, Inc. (“TAM”).

Q.	Who is AUIM?

A.

AUIM, located at 4333 Edgewood Road NE, Cedar Rapids, Iowa 52499, is a registered investment adviser. AUIM, an affiliate of TAM, is a wholly owned, indirect subsidiary of AEGON NV, a Netherlands corporation and publicly traded international insurance group. AUIM has asset management capabilities across the fixed income spectrum and has access to global resources and the ability to tap expertise across AEGON’s entire organization. AUIM currently sub-advises other funds in the Transamerica fund complex. As of September 30, 2010, AUIM had approximately 500 professionals collectively managing $114 billion in assets under management.

Q.	Will my vote make a difference?

A.

Your vote is very important, no matter how many shares you own. Your vote can help ensure that the proposal recommended by the Board of your Fund can be implemented. We encourage all shareholders to participate in the governance of their Funds.

Q.	Who is paying for preparation, printing and mailing of this proxy statement?

A.

Costs attributable to the proxy statement, including mailing service, proxy solicitation, postage and printing costs, which are estimated at approximately $340,625, will be paid by the Funds. The costs will be allocated among the Funds on the basis of their respective net assets, except when direct costs can reasonably be attributed to a particular Fund.

Q.	Who do I call if I have questions?

A.	If you need more information, or have any questions on how to cast your vote, please call [_____], your Fund’s proxy solicitor, at [_____].

Q.	How do I vote my shares?

A.

You can provide voting instructions by telephone by calling the toll-free number on the enclosed proxy card or by computer by going to the Internet address provided on the proxy card and following the instructions, using your proxy card as a guide. Alternatively, you can vote your shares by signing and dating the enclosed proxy card, and mailing it in the enclosed postage-paid envelope.

You may also attend the meeting and vote in person. However, even if you intend to do so, we encourage you to provide voting instructions by one of the methods described above.

It is important that you vote promptly.

TRANSAMERICA ASSET MANAGEMENT GROUP
Transamerica Funds
Transamerica Series Trust
Transamerica Income Shares, Inc.
570 Carillon Parkway
St. Petersburg, Florida 33716

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
To Be Held on March 18, 2011

A special meeting of the shareholders (the “Meeting”) of Transamerica Flexible Income, Transamerica Money Market, Transamerica Money Market VP, Transamerica Short-Term Bond, Transamerica U.S. Government Securities VP and Transamerica Income Shares, Inc. (each a “Fund” and collectively the “Funds”) will be held on March 18, 2011, at the offices of Transamerica Asset Management, Inc., 570 Carillon Parkway, St. Petersburg, Florida 33716, at 11:00 a.m., Eastern Time to consider and vote on the following proposals, as more fully described in the accompanying Joint Proxy Statement:

PROPOSAL 1.	To approve a new sub-advisory agreement with a new sub-adviser.

PROPOSAL 2.	To transact such other business as may properly come before the Meeting and any adjournments thereof.

Your Board recommends that you vote “FOR” the Proposal upon which you are being asked to vote.

Shareholders of record at the close of business on January 21, 2011 are entitled to vote at the Meeting and at any adjournments or postponements thereof. If you own shares in more than one Fund as of January 21, 2011, you may receive more than one proxy card. Please be certain to sign, date and return each proxy card you receive.

By Order of the Boards,

Dennis P. Gallagher
Vice President, General Counsel and Secretary

February [  ], 2011

TRANSAMERICA ASSET MANAGEMENT GROUP
Transamerica Funds
Transamerica Series Trust
Transamerica Income Shares, Inc.
570 Carillon Parkway
St. Petersburg, Florida 33716

JOINT PROXY STATEMENT

This Joint Proxy Statement is furnished in connection with the solicitation by the Board of Trustees or the Board of Directors (each, a “Board” and each member of a Board, a “Board Member”) of Transamerica Funds, on behalf of Transamerica Flexible Income, Transamerica Money Market and Transamerica Short-Term Bond; Transamerica Series Trust (“TST”), on behalf of Transamerica Money Market VP and Transamerica U.S. Government Securities VP; and Transamerica Income Shares, Inc. (each a “Fund” and collectively the “Funds”), of proxies to be voted at a special meeting of shareholders of the Fund to be held on March 18, 2011, at the offices of Transamerica Asset Management, Inc. (“TAM” or the “Manager”), 570 Carillon Parkway, St. Petersburg, Florida 33716, at 11:00 a.m., Eastern Time (for each Fund, the “Meeting”), and at any and all adjournments or postponements thereof. Each Meeting will be held for the purpose of approving a new investment sub-advisory agreement with a new sub-adviser for your Transamerica fund (the “Proposal”).

The Board of each Fund has determined that the use of this Joint Proxy Statement for such Fund’s Meeting is in the best interests of the Fund and its shareholders in light of the similar matters being considered and voted on by the shareholders of each of the Funds. This Joint Proxy Statement and the accompanying materials are being mailed by the Boards on or about February [  ], 2011.

Each of Transamerica Funds and TST (each, a “Trust”) is organized as a Delaware statutory trust, and Transamerica Income Shares, Inc. (“TIS”) is a Maryland corporation. For purposes of this Joint Proxy Statement, each of Transamerica Funds and TST is referred to as a “Trust,” and the Trusts and TIS are referred to collectively as the “Investment Companies.” TIS is itself a Fund and has no series. In certain cases, for ease of comprehension, the term “Fund” is used in this Joint Proxy Statement where it may be more precise to refer to the “Investment Company” of which the Fund is a series. The Investment Companies are investment companies registered under the Investment Company Act of 1940, as amended (the “1940 Act”).

Transamerica Money Market VP and Transamerica U.S. Government Securities VP are offered to variable annuity and variable life insurance separate accounts established by insurance companies to fund variable annuity contracts and variable life insurance policies. For purposes of this Joint Proxy Statement, the term “shareholder” (when used to refer to the beneficial holder of ownership interests in the Fund) shall also be deemed to include holders of variable annuity contracts and variable life insurance policies.

Shareholders of record at the close of business on January 21, 2011 (the “Record Date”) are entitled to vote at the Meeting. Shareholders of each Fund are entitled to one vote for each dollar of net asset value of the Fund represented by the shareholder’s shares of the Fund. The manner in which shareholders of each Fund are entitled to vote is shown below. The number of shares of each Fund outstanding at the close of business on January 21, 2011 and the net assets of each Fund as of that date are shown in Appendix A.

The Fund of which you are a shareholder is named on the proxy card included with this Joint Proxy Statement. If you own shares in more than one Fund as of January 21, 2011, you may receive more than one proxy card. Even if you plan to attend the Meeting, please sign, date and return EACH proxy card you receive, or if you provide voting instructions by telephone or over the Internet, please vote on the proposals affecting EACH Fund you own. If you vote by telephone or over the Internet, you will be asked to enter a unique code that has been assigned to you, which is printed on your proxy card(s). This code is designed to confirm your identity, provide access into the voting sites and confirm that your instructions are properly recorded.

All properly executed proxies received prior to a Fund’s Meeting will be voted at that Meeting. On the matters coming before each Meeting as to which a shareholder has specified a choice on that shareholder’s proxy, the shares will be voted accordingly. If a proxy is properly executed and returned and no choice is specified with respect to one or more proposals, the shares will be voted “FOR” each such proposal. Shareholders who execute proxies or provide voting instructions by telephone or the Internet may revoke them with respect to the Proposal at any time before a vote is taken on the Proposal by filing with the applicable Fund a written notice of revocation (addressed to the Secretary of the Fund at the principal executive offices of the Fund at the address above), by delivering a duly executed proxy bearing a later date or by attending the Meeting and voting in person, in all cases prior to the exercise of the authority granted in the proxy card. Merely attending the Meeting, however, will not revoke any previously executed proxy. If you hold shares through a bank or other intermediary or if you are the holder of a variable annuity contract or variable life insurance policy (as discussed below), please consult your bank or intermediary or your participating insurance company regarding your ability to revoke voting instructions after such instructions have been provided.

Photographic identification will be required for admission to the Meeting.

Annual reports are sent to shareholders of record of each Fund following the Fund’s fiscal year end.

The fiscal year end for each of Transamerica Flexible Income, Transamerica Money Market and Transamerica Short-Term Bond is October 31. The fiscal year end for each of Transamerica Money Market VP and Transamerica U.S. Government Securities VP is December 31. The fiscal year end for TIS is March 31. Each Fund will furnish, without charge, a copy of its annual report and most recent semi-annual report succeeding the annual report, if any, to a shareholder upon request. Such requests should be directed to the Fund by calling toll free at (888) 233-4339. Copies of annual and semi-annual reports of each Fund also are available in the EDGAR Database on the Securities and Exchange Commission’s Internet site at www.sec.gov.

Please note that only one annual or semi-annual report or Joint Proxy Statement may be delivered to two or more shareholders of a Fund who share an address, unless the Fund has received instructions to the contrary. To request a separate copy of an annual report or the Joint Proxy Statement, or for instructions as to how to request a separate copy of these documents or as to how to request a single copy if multiple copies of these documents are received, shareholders should contact the applicable Fund at the address and phone number set forth above.

VOTE REQUIRED AND MANNER OF VOTING PROXIES

A quorum of shareholders is required to take action at each Meeting. With respect to Transamerica Flexible Income, Transamerica Money Market, Transamerica Short-Term Bond, Transamerica Money Market VP and Transamerica U.S. Government Securities VP, the quorum requirement is thirty percent (30%) of the voting power of the Fund. With respect to TIS, the shareholders of a majority of outstanding shares as of the Record Date, present in person or by proxy, shall constitute a quorum for the transaction of business at the Meeting.

Votes cast by proxy or in person at each Meeting will be tabulated by the inspectors of election appointed for that Meeting. The inspectors of election, who are employees of the proxy solicitor engaged by TAM, on behalf of the Funds, will determine whether or not a quorum is present at the Meeting. The inspectors of election will treat abstentions and “broker non-votes” (i.e., shares held by brokers or nominees, typically in “street name,” as to which proxies have been returned but (a) instructions have not been received from the beneficial owners or persons entitled to vote and (b) the broker or nominee does not have discretionary voting power on a particular matter) as present for purposes of determining a quorum. Any abstentions or broker non-votes will not constitute a vote “FOR” the Proposal and effectively result in a vote “AGAINST” the Proposal.

If you hold your shares directly (not through a broker-dealer, bank or other financial institution, or variable annuity contract or variable life insurance policy) and if you return a signed proxy card that does not specify how you wish to vote on a proposal, your shares will be voted “FOR” the Proposal.

Broker-dealer firms holding shares of a Fund in “street name” for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their shares on each Proposal before the Meeting. The New York Stock Exchange (the “NYSE”) may take the position that a broker-dealer that is a member of the NYSE and that has not received instructions from a customer or client prior to the date specified in the broker-dealer firm’s request for voting instructions may not vote such customer or client’s shares with respect to the Proposal. A signed proxy card or other authorization by a beneficial owner of Fund shares that does not specify how the beneficial owner’s shares should be voted on a proposal will have the effect of a vote “AGAINST” the Proposal.

If you hold shares of a Fund through a bank or other financial institution or intermediary (called a service agent) that has entered into a service agreement with the Fund or a distributor of the Fund, the service agent may be the record holder of your shares. At the Meeting, a service agent will vote shares for which it receives instructions from its customers in accordance with those instructions. A signed proxy card or other authorization by a shareholder that does not specify how the shareholder’s shares should be voted on a proposal may be deemed to authorize a service provider to vote such shares in favor of the applicable proposal. Depending on its policies, applicable law or contractual or other restrictions, a service agent may be permitted to vote shares with respect to which it has not received specific voting instructions from its customers. In those cases, the service agent may, but may not be required to, vote such shares in the same proportion as those shares for which the service agent has received voting instructions. This practice is commonly referred to as “echo voting.”

Shares of Transamerica Money Market VP and Transamerica U.S. Government Securities VP are held by the variable annuity contracts and variable life insurance products offered by the separate accounts of participating life insurance companies. However, in accordance with current law and interpretations thereof, participating insurance companies will vote shares held in the separate accounts in a manner consistent with voting instructions timely received from the holders of variable annuity contracts and variable life insurance policies. A signed proxy card or other authorization by a holder that does not specify how the holder’s shares should be voted on a proposal may be deemed an instruction to vote such shares in favor of the applicable proposal. Those persons who have a voting interest at the close of business on January 21, 2011 will be entitled to submit instructions to their participating insurance company. Each participating insurance company will vote shares of Transamerica Money Market VP and Transamerica U.S. Government Securities VP held in separate accounts for which no timely instructions are received from the holders of variable annuity contracts and variable life insurance policies, as well as shares it owns, in the same proportion as those shares for which such insurance company receives voting instructions.

If you beneficially own shares that are held in “street name” through a broker-dealer or that are held of record by a service agent, or if you hold shares through a variable annuity contract or a variable life insurance policy, and if you do not give specific voting instructions for your shares, they may not be voted at all or, as described above, they may be voted in a manner that you may not intend. Therefore, you are strongly encouraged to give your broker-dealer, service agent or participating insurance company specific instructions as to how you want your shares to be voted.

In the case of the asset allocation funds in the Transamerica fund complex that invest their assets in one or more of the Funds, TAM will vote shares of the underlying Funds in accordance with the recommendations of the Boards of the Funds. The Boards have recommended that such shares be voted “FOR” the Proposal.

The Proposal requires the approval of the holders of a majority of the outstanding voting securities of the applicable Fund present or represented by proxy and entitled to vote at the Meeting. The “vote of a majority of the outstanding voting securities” is defined in the 1940 Act as the lesser of the vote of (a) 67% or more of the voting power of the voting securities of the Fund that are present at the Meeting or represented by proxy if holders of shares representing more than 50% of the voting power of the outstanding voting securities of the Fund are present or represented by proxy, or (b) more than 50% of the voting power of the outstanding voting securities of the Fund. Approval of the Proposal for each Fund will occur only if a sufficient number of votes at the Meeting are cast “FOR” that Proposal.

CHANGES TO FUND NAMES

In connection with the proposed change in sub-adviser to AEGON USA Investment Management, LLC (“AUIM” or the “Sub-Adviser”), the name for each of the following Funds will be changed to reflect AUIM’s role in management of those Funds’ assets, assuming the Proposal is approved by the Fund’s shareholders:

Current Name	New Name

Transamerica Flexible Income	Transamerica AEGON Flexible Income

Transamerica Money Market	Transamerica AEGON Money Market

Transamerica Money Market VP	Transamerica AEGON Money Market VP

Transamerica Short-Term Bond	Transamerica AEGON Short-Term Bond

Transamerica U.S. Government Securities VP	Transamerica AEGON U.S. Government Securities VP

The objective and principal strategies and risks for each of these Funds, as well as for TIS, will not be changed in connection with the Proposal. TAM will continue to serve as each Fund’s investment adviser, and its advisory fee will not increase as a result of the changes.

PROPOSAL – TO APPROVE A NEW SUB-ADVISORY AGREEMENT

At the Meeting, you will be asked to approve a new sub-advisory agreement (each, a “New Sub-Advisory Agreement”) between TAM, your Fund’s investment adviser, and AUIM, your Fund’s proposed new sub-adviser. A general description of the proposed New Sub-Advisory Agreements is included below. The terms of each New Sub-Advisory Agreement are generally similar to those of the current sub-advisory agreement it replaces. The Board of each Fund approved the New Sub-Advisory Agreement at a special in-person meeting held on January 19, 2011. Shareholder approval of the New Sub-Advisory Agreement must be obtained, and the Board has authorized seeking such approval. The form of the New Sub-Advisory Agreement is included in Appendix B.

Currently, Transamerica Investment Management, LLC (“TIM”) is a party to an investment sub-advisory agreement with TAM with respect to each Fund except TIS, and TIM is a party to an assumption agreement among TIM, TAM and TIS pursuant to which TIM has assumed the position of, and agreed to act as, sub-adviser to TIS (each agreement, a “Current Sub-Advisory Agreement”). The date of each Fund’s Current Sub-Advisory Agreement and the date on which it was approved by the Board are provided in Appendix C. Under the Current Sub-Advisory Agreement for each Fund, TIM provides investment research, advice, management and supervision, subject to the supervision of the Fund’s Board Members and TAM, the Fund’s investment adviser. The Current Sub-Advisory Agreement for each Fund was last approved by the Board of the Fund at an in-person meeting on June 10, 2010. The date on which each Current Sub-Advisory Agreement was last submitted to a vote of the Fund’s shareholders is included in Appendix C.

The appointment of AUIM is not expected to result in any material changes in the nature or the level of investment advisory services provided to any Fund by TAM.

AUIM has asset management capabilities across the fixed income spectrum and a depth of research and management staff and resources that will enable it to implement the current investment strategies of each Fund. In addition, it is expected that certain portfolio managers at TIM will join AUIM following the consolidation of all fixed income activities under AUIM. AUIM will utilize the expertise of these TIM portfolio managers while leveraging the experience, scale, depth of talent and institutional resources of AUIM. AUIM also has access to global resources and the ability to tap expertise across AEGON.

TAM recommended AUIM to the Boards of the Funds based on an overall assessment of AUIM’s dual top-down and bottom-up investment approach to determine economic outlook and investment themes to be utilized in fixed income portfolio management. AUIM balances top-down macroeconomic analysis with proprietary traditional and nontraditional bottom-up credit research. AUIM takes a long-term perspective with a consistent focus on delivering competitive risk-adjusted returns over complete economic cycles. AUIM’s fixed income group employs a disciplined, team oriented investment process which focuses on fundamentals, technicals and valuation at each stage of the investment decision process.

General Description of Sub-Advisory Agreement

Set forth below is a general description of the terms of the New Sub-Advisory Agreements and a general comparison with the terms of the Current Sub-Advisory Agreements. A copy of the form of New Sub-Advisory Agreement is attached to this Joint Proxy Statement as Appendix B, and you should refer to Appendix B for the complete terms of the New Sub-Advisory Agreement.

Investment Management Services. Each of the New Sub-Advisory Agreements provides that, subject to the supervision of the Fund’s Board Members and of TAM, the Sub-Adviser will regularly provide the Fund, with respect to that portion of a Fund’s assets allocated to the Sub-Adviser by TAM, with investment research, advice, management and supervision, will furnish a continuous investment program for the allocated assets consistent with the Fund’s investment objectives, policies, restrictions and any written restrictions or limitations from TAM or the Fund, will determine from time to time what securities and other investments and instruments will be purchased, retained, sold or exchanged by the Fund, and will implement those decisions, all subject to the provisions of the Fund’s governing documents, the 1940 Act, the applicable rules and regulations of the Securities and Exchange Commission (the “SEC”), and other applicable federal and state law, as well as any other specific policies adopted by the Fund’s Board and disclosed to the Sub-Adviser and any written instructions and directions the Board or TAM provides to the Sub-Adviser.

The Current Sub-Advisory Agreements address the services to be provided in a similar manner, except that the Current Sub-Advisory Agreement for each of Transamerica Money Market VP and Transamerica U.S. Government Securities VP only provides that the current sub-adviser will supervise and direct the investments of that Fund in accordance with the Fund’s investment objective, policies and restrictions as provided in its current prospectus and statement of additional information and such other written limitations provided by TAM or the Fund. The Current Sub-Advisory Agreement for TIS provides that the current sub-adviser will provide portfolio management services for that Fund, such as the provision of investment advisory, statistical and research facilities and services, supervision of the Fund’s portfolio composition, and advice concerning of the nature and timing of changes to the Fund’s portfolio and the manner of effectuating such changes, subject to supervision of the Fund’s Board of Directors.

Under each Fund’s New Sub-Advisory Agreement, the Sub-Adviser is authorized to place orders pursuant to its investment determinations with respect to the allocated assets either directly with the issuer or with any broker or dealer, foreign currency dealer, futures commission merchant or others selected by it. Subject to any policies and procedures of the Fund’s Board that may modify or restrict the Sub-Adviser’s authority regarding the execution of the Fund’s portfolio transactions provided in the Agreement and described below, the Sub-Adviser may select brokers or dealers who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) to the Funds and/or the other accounts over which the Sub-Adviser or its affiliates exercise investment discretion, a practice commonly referred to as “soft dollars.” The Sub-Adviser is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for a Fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Sub-Adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities that the Sub-Adviser and its affiliates have with respect to accounts over which they exercise investment discretion. Each Current Sub-Advisory Agreement contains similar provisions, except that the Current Sub-Advisory Agreement for TIS does not explicitly address soft dollar arrangements.

Each New Sub-Advisory Agreement further provides that, unless TAM advises the Sub-Adviser in writing that the right to vote proxies has been expressly reserved to TAM or the Investment Companies or otherwise delegated to another party, the Sub-Adviser will exercise voting rights pertaining to its allocated portion of a Fund’s assets in accordance with the Sub-Adviser’s proxy voting policies and procedures without consultation with TAM or the Fund. Each New Sub-Advisory Agreement further provides that the Sub-Adviser will furnish a copy of its proxy voting policies and procedures, and any amendments thereto, to TAM. The Current Sub-Advisory Agreements do not explicitly address proxy voting matters.

Fees. Under both the Current Sub-Advisory Agreements and the New Sub-Advisory Agreements, the Manager pays the sub-adviser a fee out of the management fee the Manager receives from the Fund. The sub-advisory fees payable by the Manager to AUIM are identical to the sub-advisory fees paid under the Current Sub-Advisory Agreements. Fees paid to the current sub-adviser during the Fund’s most recent fiscal year are reflected in Appendix C.

Payment of Expenses. Each New Sub-Advisory Agreement requires the Sub-Adviser to pay all expenses incurred by it in the performance of its duties under the Agreement and requires TAM to pay all expenses incurred by it in the performance of TAM’s duties under the Agreement. Under each New Sub-Advisory Agreement, the Fund will bear all expenses not expressly assumed by TAM or the Sub-Adviser incurred in the operation of the Fund and the offering of its shares. Each Current Sub-Advisory Agreement provides that the Sub-Adviser shall pay for expenses it incurs out of the sub-advisory fees it receives from TAM. In addition, the Current Sub-Advisory Agreement for each of Transamerica Short-Term Bond and TIS identifies certain expenses to be assumed by the Fund.

Conflicts of Interest. Each New Sub-Advisory Agreement provides that the Sub-Adviser will not deal with itself, or with members of a Fund’s Board or any principal underwriter of the Fund, as principals or agents in making purchases or sales of securities or other property for the account of the Fund, nor will it purchase any securities from an underwriting or selling group in which the Sub-Adviser or its affiliates is participating, or arrange for purchases and sales of securities between a Fund and another account advised by the Sub-Adviser or its affiliates, except in each case as permitted by the 1940 Act and in accordance with such policies and procedures as may be adopted by a Fund from time to time. Each New Sub-Advisory Agreement specifically provides that personnel of the Sub-Adviser may nonetheless engage in any other business or devote his or her time and attention in part to the management or other aspects of any other business, whether of a similar nature or a dissimilar nature. In addition, the Sub-Adviser may engage in any other business or render services of any kind, including investment advisory and management services, to any other fund, firm, individual or association. The Current Sub-Advisory Agreements address potential conflicts in a similar manner.

Each New Sub-Advisory Agreement also provides that if the purchase or sale of securities consistent with the investment policies of a Fund or one or more other accounts of the Sub-Adviser are considered at or about the same time, transactions in such securities must be allocated among the accounts in a manner deemed equitable by the Sub-Adviser. In addition, if transactions of a Fund and another client are combined, as permitted by applicable laws and regulations, such transactions must be consistent with the Sub-Adviser’s policies and procedures as presented to the Board from time to time. The Current Sub-Advisory Agreements address trade allocation in a similar manner, except that the Current Sub-Advisory Agreements for Transamerica U.S. Government Securities VP and TIS do not explicitly address allocation matters.

Limitation on Liability. Under each New Sub-Advisory Agreement, the Sub-Adviser assumes no responsibility other than to render the services called for by the agreement in good faith and the Sub-Adviser is not liable for any error of judgment or mistake of law, or for any loss arising out of any investment or for any act or omission in the execution of securities transactions for a Fund. The Sub-Adviser is not protected, however, from willful misfeasance, bad faith, or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under the agreement. This same limitation of liability applies to affiliates of the Sub-Adviser who may provide services to the Fund as contemplated by the New Sub-Advisory Agreement. The Current Sub-Advisory Agreements for Transamerica Short-Term Bond and Transamerica U.S. Government Securities VP address limitations on liability in a similar manner; the Current Sub-Advisory Agreements for Transamerica Flexible Income, Transamerica Money Market, Transamerica Money Market VP and TIS do not explicitly address limitations on liability.

Term and Continuance. The Current Sub-Advisory Agreement of each Fund was in effect for an initial two-year term and was eligible to be continued thereafter for successive one-year periods if such continuance was specifically approved at least annually (a) by the Board or (b) by a vote of a majority of the outstanding voting securities of the Fund, provided that in either event the continuance is also approved by a majority of the Board Members who are not interested persons of any party to the agreement. If approved by shareholders of a Fund, the New Sub-Advisory Agreement for the Fund will terminate, unless sooner terminated as set forth therein, after an initial two-year term. Thereafter, if not terminated, each New Sub-Advisory Agreement will continue in effect from year to year if such continuance is specifically approved at least annually as discussed above with respect to the Current Sub-Advisory Agreement.

Termination. The New Sub-Advisory Agreement for each Fund provides that the Fund may terminate the Agreement at any time, without penalty, by the Board or the shareholders of the Fund acting by a vote of at least a majority of its outstanding voting securities. In addition, each New Sub-Advisory Agreement may be terminated by TAM upon written notice to the Sub-Adviser, without the payment of any penalty. The New Sub-Advisory Agreement for each Fund also provides that the Sub-Adviser may terminate the Agreement upon giving 90 days’ written notice to TAM. Each New Sub-Advisory Agreement will terminate automatically in the event of its “assignment” (as defined in the 1940 Act) and may not be assigned by TAM without the consent of the Sub-Adviser. The Current Sub-Advisory Agreements contain similar termination provisions, except that they require sixty days’ written notice of termination by the Fund, TAM or the current sub-adviser.

Board Considerations

At a meeting held on January 19, 2011, the Board of each Fund, including the independent Board Members, approved the New Sub-Advisory Agreement for the Fund between TAM and AUIM, the Fund’s proposed new Sub-Adviser.

To assist the Board Members in their consideration of the New Sub-Advisory Agreements, the Board Members received in advance of their meeting certain materials and information. In addition, the independent Board Members consulted with their independent legal counsel, discussing, among other things, the legal standards and certain other considerations relevant to the Board Members’ deliberations.

Among other matters, the Board Members considered:

(a) that TAM advised the Board Members that the appointment of AUIM is not expected to result in any diminution in the nature, quality and extent of services provided to each Fund and its shareholders, including compliance services;

(b) that AUIM is an experienced and respected asset management firm, and that TAM believes that AUIM has the capabilities, resources and personnel necessary to provide advisory services to the Fund based on an assessment of the services that AUIM provides to other funds within the Transamerica fund complex;

(c) that AUIM and TAM are affiliated entities;

(d) that certain portfolio managers at TIM are expected to join AUIM following the consolidation of all fixed income activities under AUIM;

(e) that in June 2010 the Board performed a full annual review of a number of sub-advisory agreements with AUIM with respect to Transamerica funds not discussed herein, and determined that AUIM has the capabilities, resources and personnel necessary to provide the sub-advisory services to the applicable Transamerica funds;

(f) the proposed responsibilities of AUIM for each Fund and the services expected to be provided by it;

(g) the fact that the sub-advisory fees payable to by TAM to AUIM would be the same as those paid by TAM to the Fund’s current sub-adviser;

(h) that advisory fees paid by the Funds to TAM would not increase;

(i) that the sub-advisory fees paid by TAM to AUIM are consistent with TAM’s fiduciary duty under applicable law;

(j) that TAM recommended to the Board that AUIM be appointed as Sub-Adviser to each Fund based on its desire to engage a sub-adviser with strong research and management capabilities across the fixed income spectrum and with the ability to implement the current investment strategies of each Fund;

(k) that the Proposal is part of a broader initiative by AEGON to consolidate the fixed income activities of TIM and AUIM into a single investment platform under AUIM; and

(l) that the Funds would bear the costs of obtaining shareholder approval of the New Sub-Advisory Agreements, such costs to be allocated on the basis of their respective net assets except where direct costs can reasonably be attributed to a particular Fund.

Further, the Board Members, including a majority of the independent Board Members, found that the change in sub-adviser to AUIM is in the best interests of each Fund and its shareholders and does not involve a conflict of interest from which TAM and AUIM derives an inappropriate advantage. A discussion followed which included additional consideration of these and other matters.

In their deliberations, the Board Members did not identify any particular information that was all-important or controlling, and each Board Member may have attributed different weights to the various factors. The Board Members evaluated all information available to them on a fund-by-fund basis, and their determinations were made separately in respect of each Fund. The Board Members of each applicable Fund, including a majority of the Independent Board Members, concluded that the applicable New Sub-Advisory Agreement should be approved and that the fees payable thereunder are consistent with TAM’s fiduciary duty under applicable law, and, in each case, that the New Sub-Advisory Agreement should be recommended to Fund shareholders for approval.

Nature, Quality and Extent of Services Provided. In evaluating the nature, quality and extent of the services to be provided by AUIM under each New Sub-Advisory Agreement, the Board Members considered, among other things, information and assurances provided by TAM and AUIM as to the operations, facilities, organization and personnel of AUIM, the anticipated ability of AUIM to perform its duties under each New Sub-Advisory Agreement, and the anticipated ability of AUIM to implement the current investment strategies of each Fund. The Board Members also considered that AUIM and TAM are affiliated entities. The Board Members considered the proposed change to each Fund’s name, except with respect to TIS, for which no such change had been proposed. The Board Members considered that TAM has advised the Board Members that the appointment of AUIM is not expected to result in any diminution in the nature, quality and extent of services provided to each Fund and its shareholders, including compliance services. The Board Members considered that AUIM is an experienced and respected asset management firm and that TAM believes that AUIM has the capabilities, resources and personnel necessary to provide advisory services to each Fund based on the assessment of the services that AUIM provides to other funds within the Transamerica fund complex. The Board Members took into consideration that certain portfolio managers at TIM are expected to join AUIM following the consolidation of all fixed income activities under AUIM. The Board Members also considered that they recently had performed a full annual review of a number of sub-advisory agreements with AUIM and had determined that AUIM has the capabilities, resources and personnel necessary to provide the sub-advisory services to the funds subject to those agreements.

Based on their review of the materials provided and the assurances they had received from TAM, the Board Members of each Fund determined that AUIM can provide sub-advisory services that are appropriate in scope and extent in light of the investment program for the Fund and that AUIM’s appointment is not expected to adversely affect the nature, quality and extent of services provided to the Fund.

Fees and Costs of Services Provided. The Board Members considered the sub-advisory fee rate under the New Sub-Advisory Agreements as well as the overall management fee structure of the Funds and noted that they would remain unchanged. The Board Members noted that each Fund does not pay the sub-advisory fee. The Board Members took into consideration that they had recently reviewed the Manager’s profitability with respect to the Funds and that advisory fees would remain unchanged. The Board Members of each Fund determined that the sub-advisory fee payable by TAM to AUIM is consistent with TAM’s fiduciary duty under applicable law.

Economies of Scale. The Board Members noted that the advisory fee schedules of the Funds would remain unchanged and that TAM believes that the appointment of AUIM as sub-adviser has the potential to attract additional assets. The Board Members also considered that breakpoint fee structures were in place with respect to Transamerica Flexible Income and Transamerica Short-Term Bond. The Board Members concluded that they would have the opportunity to periodically re-examine whether economies of scale had been achieved, and the appropriateness of management fees payable to TAM and fees payable by TAM to AUIM, in the future.

Fall-Out Benefits. The Board Members took into consideration the character of other incidental benefits received by AUIM, including the use of portfolio brokerage transactions to pay for research services that AUIM typically enters into with regard to other funds that it sub-advises within the Transamerica fund complex and noted that they had recently determined that such benefits are expected to be consistent with industry practice and the best interests of those funds and their shareholders. The Board Members also considered the potential for increased visibility in the marketplace as a result of AUIM’s relationship with each Fund.

Investment Performance. The Board Members considered AUIM’s investment management experience, capabilities and resources, including with respect to other funds that it sub-advises within the Transamerica fund complex. In addition, the Board Members noted that they had recently considered the performance of those other funds and, in that connection, determined that AUIM was capable of providing investment and related services that are appropriate in scope and extent in light of those funds’ operations, the competitive landscape of the investment company business and investor needs. Based on this information, the Board Members of each Fund determined that AUIM is capable of generating a level of investment performance that is appropriate in light of the Fund’s investment objectives, policies and strategies.

Other Considerations. The Board Members considered that the Proposal is part of a broader initiative by AEGON to consolidate the fixed income activities of TIM and AUIM into a single investment platform under AUIM.

Information about the Sub-Adviser

AUIM, located at 4333 Edgewood Road NE, Cedar Rapids, Iowa 52499, is a registered investment adviser. AUIM, an affiliate of TAM, is a wholly owned, indirect subsidiary of AEGON NV, a Netherlands corporation and publicly traded international insurance group.

The amounts the current sub-adviser received with respect to each Fund during that Fund’s most recent fiscal year are included in Appendix C. There were no material payments by the Funds to the Sub-Adviser or any of their affiliates during that period. The name and principal occupation of the directors and principal executive officers (or persons performing similar functions) of the Sub-Adviser are set forth in Appendix D. The principal address of each individual as it relates to his or her duties at the Sub-Adviser is the same as that of the Sub-Adviser.

Shareholder Approval

To become effective with respect to a particular Fund, the New Sub-Advisory Agreement must be approved by a vote of a majority of the outstanding voting securities of the Fund. The “vote of a majority of the outstanding voting securities” is defined in the 1940 Act as the lesser of the vote of (a) 67% or more of the voting power of the voting securities of the Fund that are present at the Meeting or represented by proxy if holders of shares representing more than 50% of the voting power of the outstanding voting securities of the Fund are present or represented by proxy or (b) more than 50% of the voting power of the outstanding voting securities of the Fund. Each New Sub-Advisory Agreement was approved by the independent Board Members, separately, and by the Board of the applicable Fund, as a whole, after consideration of all factors which it determined to be relevant to its deliberations, including those discussed above.

Your Board recommends that you vote “FOR” the approval of the New Sub-Advisory Agreement.

ADDITIONAL INFORMATION

Information about the Adviser

TAM, located at 570 Carillon Parkway, St. Petersburg, Florida 33716, serves as the Funds’ investment adviser. TAM is directly owned by Western Reserve Life Assurance Co. of Ohio (77%) (“Western Reserve”) and AUSA Holding Company (23%) (“AUSA”), both of which are indirect, wholly owned subsidiaries of AEGON NV. AUSA is wholly owned by AEGON USA, LLC (“AEGON USA”), a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. AEGON USA is owned by AEGON US Holding Corporation, which is owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is owned by The AEGON Trust, which is owned by AEGON International B.V., which is owned by AEGON NV, a Netherlands corporation, and a publicly traded international insurance group.

Information about Other Service Providers

Transamerica Capital, Inc., 4600 South Syracuse Street, Suite 1100, Denver, CO 80237, an affiliate of TAM and AUIM, serves as the distributor for each Fund (other than TIS) pursuant to a written agreement.

Transamerica Fund Services, Inc., 570 Carillon Parkway, St. Petersburg, Florida 33716, also an affiliate of TAM and AUIM, serves as transfer agent and administrator for the Funds.

Beneficial Ownership

As of January 21, 2011, the Board Members and officers of each Fund, individually and as a group, beneficially owned less than 1% of the outstanding shares of the Fund.

As of January 21, 2011, the persons listed in Appendix E owned of record or had the right to vote 5% or more of the outstanding interests in a Fund.

Shareholder Proposals

As a general matter, neither Transamerica Funds nor TST holds annual shareholder meetings. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent meeting (if any) should send their written proposals to the Secretary of the Fund at 570 Carillon Parkway, St. Petersburg, Florida 33716.

Proposals relating to Funds that are series of Transamerica Funds or TST must be received a reasonable time prior to the date of a meeting of shareholders of the applicable Fund to be considered for inclusion in the proxy materials for the meeting. Timely submission of a proposal does not, however, necessarily mean that the proposal will be included. Persons named as proxies for any subsequent shareholder meeting will vote in their discretion with respect to proposals submitted on an untimely basis.

Shareholders of TIS wishing to submit proposals for inclusion in a proxy statement for its next annual shareholder meeting should send their written proposals to the Secretary of the Fund at 570 Carillon Parkway, St. Petersburg, Florida 33716 no later than February 11, 2011 in order to be included in the Fund’s proxy statement and form of proxy relating to that subsequent meeting. Notice of a proposal will be considered untimely if it is submitted after February 11, 2011. However, timely submission of a proposal does not necessarily mean that the proposal will be included in the Fund’s proxy statement. If a shareholder fails to give timely notice, then the persons named as proxies in the proxies solicited by the Board for the Fund’s annual meeting of shareholders in 2011 may exercise discretionary voting power, to the extent permitted by NYSE rules, with respect to any such proposal.

Shareholder Communications

Shareholders of a Fund may mail written communications to the Fund’s Board, addressed to the care of the Secretary of the Fund, at the Funds’ address. Each shareholder communication must (i) be in writing and be signed by the shareholder, and (ii) identify the full name of the Fund. The Secretary is responsible for collecting, reviewing and organizing all properly submitted shareholder communications. Except as provided below, with respect to each properly submitted shareholder communication, the Secretary will either (i) provide a copy of the communication to the Board at the next regularly scheduled Board meeting, or (ii) if the Secretary determines that the communication requires more immediate attention, forward the communication to the Board promptly after receipt. The Secretary may, in good faith, determine that a shareholder communication should not be provided to the Board because the communication, among other things, (i) does not reasonably relate to the Fund or its operations, management, activities, policies, service providers, Board, officers, shareholders or other matters relating to an investment in the Fund, or (ii) is ministerial in nature (such as a request for Fund literature, share data or financial information).

Shareholders Sharing the Same Address

As permitted by law, each Fund will deliver only one copy of this Joint Proxy Statement to shareholders or owners of variable annuity contracts and variable life policies, as applicable, (for purposes of this paragraph, collectively, “shareholders”) residing at the same address, unless such shareholders have notified the Fund of their desire to receive multiple copies of the shareholder reports and proxy statements the Fund sends. If you would like to receive an additional copy, please contact your Fund by writing to the address shown on the front page of this Joint Proxy Statement or by calling the Funds at (888) 233-4339. The Fund will then promptly deliver, upon request, a separate copy of this Joint Proxy Statement to any shareholder residing at an address to which only one copy was mailed. Shareholders wishing to receive separate copies of each Fund’s shareholder reports and proxy statements in the future, and shareholders sharing an address that wish to receive a single copy if they are receiving multiple copies, should also send a request as indicated.

Fiscal Year

The fiscal year end for each of Transamerica Flexible Income, Transamerica Money Market and Transamerica Short-Term Bond is October 31. The fiscal year end for each of Transamerica Money Market VP and Transamerica U.S. Government Securities VP is December 31. The fiscal year end for TIS is March 31.

General

Management does not intend to present and does not have reason to believe that any other items of business will be presented at the Meeting. However, if other matters are properly presented to the Meeting for a vote, the proxies will be voted by the persons acting under the proxies upon such matters in accordance with their judgment of the best interests of the applicable Fund.

A list of shareholders entitled to be present and to vote at the Meeting will be available at the offices of the Funds, 570 Carillon Parkway, St. Petersburg, Florida 33716, for inspection by any shareholder during regular business hours beginning ten days prior to the date of the Meeting.

Failure of a quorum to be present at the Meeting will necessitate adjournment. The persons named in the enclosed proxy may also move for an adjournment of the Meeting to permit further solicitation of proxies with respect to any of the proposals if they determine that adjournment and further solicitation are reasonable and in the best interests of shareholders. Under the By-Laws of Transamerica Funds and TST, a meeting may be adjourned by action of the person presiding over such meeting if a quorum is not present with respect to any matter or, even if a quorum is present with respect to a matter, a meeting may be adjourned by the affirmative vote of a majority of the shares present in person or represented by proxy at the meeting. The By-Laws of TIS provide that the person presiding at a meeting may adjourn or postpone the meeting from time to time with respect to one or more matters, whether or not a quorum is present with respect to any such matter.

Information About the Funds

Each of the Funds is subject to the informational requirements of the Exchange Act and certain other federal securities statutes, and files reports and other information with the SEC. Proxy materials, reports and other information filed by the Funds can be inspected and copied at the Public Reference Facilities maintained by the SEC at 100 F Street NE, Washington, DC 20549. The SEC maintains an Internet web site (http://www.sec.gov), which contains other information about the Funds.

Please submit your voting instructions promptly by signing and dating each enclosed proxy card and returning it in the accompanying postage-paid return envelope OR by following the enclosed instructions for providing voting instructions by telephone or by the Internet.

To ensure the presence of a quorum at the Meeting, we request prompt execution and return of the enclosed proxy. A self-addressed, postage-paid envelope is enclosed for your convenience.

By Order of the Boards,

Dennis P. Gallagher
Vice President, General Counsel and Secretary

February [  ], 2011

Appendix A

Number of Shares Outstanding

The following table lists, with respect to each Fund, the total number of shares outstanding and the net assets of the Fund on January 21, 2011.

Fund	Number of Shares Outstanding	Net Assets

Transamerica Flexible Income	25,740,548.320	$231,356,668.72

Transamerica Money Market	213,908,840.012	$213,923,692.95

Transamerica Money Market VP	611,830,013.679	$612,223,933.19

Transamerica Short-Term Bond	275,698,901.464	$2,864,749,130.35

Transamerica U.S. Government Securities VP	47,176,638.071	$612,060,205.66

Transamerica Income Shares, Inc.	6,318,771.00	$142,236,374.67

A-1

Appendix B

FORM OF
INVESTMENT SUB-ADVISORY AGREEMENT
AEGON USA INVESTMENT MANAGEMENT, LLC

          This Agreement, entered into as of [_____], 2011 by and between Transamerica Asset Management, Inc., a Florida corporation (referred to herein as “TAM”) and AEGON USA Investment Management, LLC, an Iowa limited liability company (referred to herein as the “Sub-adviser”).

          TAM is the investment adviser to [Transamerica Funds] [Transamerica Series Trust] [(the “Trust”), an open-end investment company] [Transamerica Income Shares, Inc. (“TIS”), a closed-end investment company] registered under the Investment Company Act of 1940 (collectively with the rules and regulations promulgated thereunder and any exemptive orders thereunder, the “1940 Act”). TAM wishes to engage the Sub-adviser to provide certain investment advisory services to [each series of the Trust listed on Schedule A hereto (the “[Fund/Portfolio]”)] [TIS]. The Sub-adviser desires to furnish services for [the Trust] [TIS] and to perform the functions assigned to it under this Agreement for the considerations provided. Accordingly, the parties have agreed as follows:

          1. Appointment. In accordance with the [Investment Advisory Agreement between the Trust and TAM] [Assumption of Management and Investment Advisory Agreement between TIS and TAM] (the “Advisory Agreement”), TAM hereby appoints the Sub-adviser to act as sub-adviser with respect to [the Fund/Portfolio] [TIS] for the period and on the terms set forth in this Agreement. The Sub-adviser accepts such appointment and agrees to render or cause to be rendered the services set forth for the compensation herein specified.

          2. Sub-advisory Services. In its capacity as sub-adviser to [the Fund/Portfolio] [TIS], the Sub-adviser shall have the following responsibilities:

(a)

Subject to the supervision of the [Trust’s Board of Trustees] [Board of Directors of TIS] (the “Board”) and TAM, the Sub-adviser shall regularly provide [the Fund/Portfolio] [TIS] with respect to such portion of [the Fund’s/Portfolio’s] [TIS’s] assets as shall be allocated to the Sub-adviser by TAM from time to time (the “Allocated Assets”) with investment research, advice, management and supervision and shall furnish a continuous investment program for the Allocated Assets consistent with [the Fund’s/Portfolio’s] [TIS’s] investment objectives, policies and restrictions, as stated in [the Fund’s/Portfolio’s current Prospectus and Statement of Additional Information] [TIS’s registration statement as amended or supplemented from time to time], and subject to such other restrictions and limitations as directed by the officers of TAM or [the Trust] [TIS] by notice in writing to the Sub-adviser. The Sub-adviser shall, with respect to the Allocated Assets, determine from time to time what securities and other investments and instruments will be purchased, retained, sold or exchanged by [the Fund/Portfolio] [TIS] and what portion of the Allocated Assets will be held in the various securities and other investments in which [the Fund/Portfolio] [TIS] invests, and shall implement those decisions (including the negotiation and execution of investment documentation and agreements, including, without limitation, swap, futures, options and other agreements with counterparties, on [the Fund’s/Portfolio’s] [TIS’s] behalf as the Sub-adviser deems appropriate from time to time in order to carry out its responsibilities hereunder, provided the Sub-adviser provides TAM prompt notice of any new investment agreements and any material amendments to existing investment agreements and the opportunity for legal review), all subject to the provisions of [the Trust’s Declaration of Trust] [TIS’s Articles of Incorporation] and By-Laws (collectively, the “Governing Documents”), the 1940 Act and the applicable rules and regulations promulgated thereunder by the Securities and Exchange Commission (the “SEC”), interpretive guidance issued thereunder by the SEC staff and any other applicable federal and state law, as well as the investment objectives, policies and restrictions of [the Fund/Portfolio] [TIS] referred to above, any written instructions and directions of the Board or TAM provided to the Sub-adviser from time to time, and any other specific policies adopted by the Board and disclosed to the Sub-adviser. The Sub-adviser’s responsibility for providing investment research, advice, management and supervision to [the Fund/Portfolio] [TIS] is limited to that discrete portion of [the Fund/Portfolio] [TIS] represented by the Allocated Assets and the Sub-adviser is prohibited from directly or indirectly consulting with any other Sub-adviser for a portion of [the Fund’s/Portfolio’s] [TIS’s] assets concerning [Fund/Portfolio] transactions [for TIS] in securities or other assets. The Sub-adviser is authorized as the agent of [the Trust] [TIS] to give instructions with respect to the Allocated Assets to the custodian of [the Fund/Portfolio] [TIS] as to deliveries of securities and other investments and payments of cash for the account of [the Fund/Portfolio] [TIS]. Subject to applicable provisions of the 1940 Act, the investment program to be provided hereunder may entail the investment of all or substantially all of the assets of [the Fund/Portfolio] [TIS] in one or more investment companies.

(b)

The Sub-adviser will place orders pursuant to its investment determinations for [the Fund/Portfolio] [TIS] either directly with the issuer or with any broker or dealer, foreign currency dealer, futures commission merchant or others selected by it. In connection with the selection of such brokers or dealers and the placing of such orders, subject to applicable law, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) to [the Fund/Portfolio] [TIS] and/or the other accounts over which the Sub-adviser or its affiliates exercise investment discretion. The Sub-adviser is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for [the Fund/Portfolio] [TIS] which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Sub-adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities which the Sub-adviser and its affiliates have with respect to accounts over which they exercise investment discretion. The Board may adopt policies and procedures that modify and restrict the Sub-adviser’s authority regarding the execution of [the Fund’s/Portfolio’s] [TIS’s] portfolio transactions provided herein.

(c)

[The Fund/Portfolio] [TIS] hereby authorizes any entity or person associated with the Sub-adviser which is a member of a national securities exchange to effect any transaction on the exchange for the account of [the Fund/Portfolio] [TIS] which is permitted by Section 11(a) of the Exchange Act and Rule 11a2-2(T) thereunder, and [the Fund/Portfolio] [TIS] hereby consents to the retention of compensation for such transactions in accordance with Rule 11a2-2(T)(a)(2)(iv). Notwithstanding the foregoing, the Sub-adviser agrees that it will not deal with itself, or with [Trustees of the Trust] [Directors of TIS] [or any principal underwriter of the Fund/Portfolio], as principals or agents in making purchases or sales of securities or other property for the account of [the Fund/Portfolio] [TIS], nor will it purchase any securities from an underwriting or selling group in which the Sub-adviser or its affiliates is participating, or arrange for purchases and sales of securities between [the Fund/Portfolio] [TIS] and another account advised by the Sub-adviser or its affiliates, except in each case as permitted by the 1940 Act and in accordance with such policies and procedures as may be adopted by [the Fund/Portfolio] [TIS] from time to time, and will comply with all other provisions of the Governing Documents and [the Fund’s/Portfolio’s then-current Prospectus and Statement of Additional Information] [TIS’s registration statement as amended or supplemented from time to time] relative to the Sub-adviser and its directors and officers.

(d)

Unless TAM advises the Sub-adviser in writing that the right to vote proxies has been expressly reserved to TAM or [the Trust] [TIS] or otherwise delegated to another party, the Sub-adviser shall exercise voting rights incident to any security purchased with, or comprising a portion of, the Allocated Assets, in accordance with the Sub-adviser’s proxy voting policies and procedures without consultation with TAM or [the Fund/Portfolio] [TIS]. The Sub-adviser agrees to furnish a copy of its proxy voting policies and procedures, and any amendments thereto, to TAM.

(e)

The Sub-adviser will monitor the security valuations of the Allocated Assets. If the Sub-adviser believes that [the Fund’s/Portfolio’s] [TIS’s] carrying value for a security does not fairly represent the price that could be obtained for the security in a current market transaction, the Sub-adviser will notify TAM promptly. In addition, the Sub-adviser will be available to consult with TAM in the event of a pricing problem and to participate in [the Trust’s] [TIS’s] Valuation Committee meetings.

          3. Activities of the Sub-adviser. Nothing in this Agreement shall limit or restrict the right of any director, officer, or employee of the Sub-adviser to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any other business, whether of a similar nature or a dissimilar nature, nor to limit or restrict the right of the Sub-adviser to engage in any other business or to render services of any kind, including investment advisory and management services, to any other fund, firm, individual or association. If the purchase or sale of securities for [the Fund/Portfolio] [TIS] and one or more other accounts of the Sub-adviser is considered at or about the same time, transactions in such securities will be allocated among the accounts in a manner deemed equitable by the Sub-adviser. Such transactions may be combined, in accordance with applicable laws and regulations, and consistent with the Sub-adviser’s policies and procedures as presented to the Board from time to time.

          4. Allocation of Charges and Expenses. During the term of this Agreement, [the Fund/Portfolio] [TIS] will bear all expenses not expressly assumed by TAM or the Sub-adviser incurred in the operation of [the Fund/Portfolio and the offering of its shares] [TIS]. Without limiting the generality of the foregoing:

(a)

[The Fund/Portfolio] [TIS] shall pay its allocable share of (i) fees payable to TAM pursuant to the Advisory Agreement; (ii) the cost (including brokerage commissions, if any) incurred in connection with purchases and sales of [the Fund’s/Portfolio’s] [TIS’s] portfolio securities; (iii) expenses of organizing [the Fund/Portfolio] [TIS]; (iv) filing fees and expenses relating to registering and qualifying and maintaining the registration and qualification of [the Fund’s/Portfolio’s] [TIS’s] shares for sale under federal and state securities laws; (v) the compensation, fees and reimbursements paid to [the Trust’s non-interested Trustees] [TIS’s non-interested Directors]; (vi) custodian and transfer agent fees; (vii) legal and accounting expenses allocable to [the Fund/Portfolio] [TIS], including costs for local representation in [the Trust’s] [TIS’s] jurisdiction of organization and fees and expenses of special counsel, if any, for the independent [Trustees] [Directors]; (viii) all federal, state and local tax (including stamp, excise, income and franchise taxes) and the preparation and filing of all returns and reports in connection therewith; (ix) cost of certificates, if any, and delivery to purchasers; (x) expenses of preparing and filing reports with federal and state regulatory authorities; (xi) expenses of shareholders’ meetings and of preparing, printing and distributing proxy statements (unless otherwise agreed to by [the Trust] [TIS] and TAM); (xii) costs of any liability, uncollectible items of deposit and other insurance or fidelity bonds; (xiii) any costs, expenses or losses arising out of any liability of, or claim for damage or other relief asserted against, [the Trust] [TIS] for violation of any law; (xiv) expenses of preparing, typesetting and printing prospectuses and supplements thereto for existing shareholders and of reports and statements to shareholders; (xv) fees and expenses in connection with membership in investment company organizations [and 12b-1 fees]; and (xvi) any extraordinary expenses incurred by [the Trust on behalf of the Fund] [TIS].

(b)	TAM shall pay all expenses incurred by it in the performance of its duties under this Agreement. TAM shall also pay all fees payable to the Sub-adviser pursuant to this Agreement.

(c)

The Sub-adviser shall pay all expenses incurred by it in the performance of its duties under this Agreement. The Sub-adviser shall authorize and permit any of its directors, officers and employees, who may be elected as [Trustees] [Directors] or officers of [the Trust] [TIS], to serve in the capacities in which they are elected, and shall pay all compensation, fees and expenses of such [Trustees] [Directors] and officers.

          5. Obligation to Provide Information. Each party’s obligation to provide information shall be as follows:

(a)

TAM shall cause the Sub-adviser to be kept fully informed at all times with regard to the securities owned by [the Fund/Portfolio] [TIS], its funds available, or to become available, for investment, and generally as to the condition of [the Fund’s/Portfolio’s] [TIS’s] affairs. TAM shall furnish the Sub-adviser with such other documents and information with regard to [the Fund’s/Portfolio’s] [TIS’s] affairs as the Sub-adviser may from time to time reasonably request.

(b)

The Sub-adviser, at its expense, shall supply the Board, the officers of [the Trust] [TIS] and TAM with all information and reports reasonably required by them and reasonably available to the Sub-adviser relating to the services provided by the Sub-adviser hereunder, including such information [the Fund’s/Portfolio’s] [TIS’s] Chief Compliance Officer reasonably believes necessary for compliance with Rule 38a-1 under the 1940 Act.

          6. Compensation of the Sub-adviser. As compensation for the services performed by the Sub-adviser, TAM shall pay the Sub-adviser out of the advisory fee it receives with respect to [the Fund/Portfolio] [TIS], and only to the extent thereof, as promptly as possible after the last day of each month, a fee, computed daily at an annual rate set forth [opposite the Fund’s/Portfolios’ name] on Schedule A annexed hereto. The first payment of the fee shall be made as promptly as possible at the end of the month succeeding the effective date of this Agreement, and shall constitute a full payment of the fee due the Sub-adviser for all services prior to that date. If this Agreement is terminated as of any date not the last day of a month, such fee shall be paid as promptly as possible after such date of termination, shall be based on the average daily net assets of [the Fund/Portfolio] [TIS] or, if less, the portion thereof comprising the Allocated Assets, in that period from the beginning of such month to such date of termination, and shall be that proportion of such average daily net assets as the number of business days in such period bears to the number of business days in such month. The average daily net assets of [the Fund/Portfolio] [TIS], or portion thereof comprising the Allocated Assets, shall in all cases be based only on business days and be computed as of the time of the regular close of business of the New York Stock Exchange, or such other time as stated in [the Fund’s/Portfolio’s then-current Prospectus] [TIS’s registration statement as amended or supplemented from time to time] or as may be determined by the Board.

          7. Compensation of [Trustees] [Directors], Officers and Employees. No [Trustee] [Director], officer or employee of [the Trust or the Fund/Portfolio] [TIS] shall receive from [the Trust or the Fund/Portfolio] [TIS] any salary or other compensation as such [Trustee] [Director], officer or employee while he is at the same time a director, officer, or employee of the Sub-adviser or any affiliated company of the Sub-adviser, except as the Board may decide. This paragraph shall not apply to [Trustees] [Directors], executive committee members, consultants and other persons who are not regular members of the Sub-adviser’s or any affiliated company’s staff.

          8. Term. This Agreement shall remain in effect with respect to [the Fund/Portfolio] [TIS] until the expiration of the time period provided by Rule 15a-4 under the 1940 Act unless sooner approved by a vote of a majority of [the Fund’s/Portfolio’s] [TIS’s] outstanding voting securities. If approved by a vote of a majority of [the Fund’s/Portfolio’s] [TIS’s] outstanding voting securities, the Agreement shall continue in effect for two years from the date of its execution. The Agreement shall continue in effect from year to year thereafter, provided such continuance is specifically approved at least annually by the vote of a majority of the [Trustees] [Directors] who are not parties hereto or interested persons of any such party, cast in person at a meeting called for the purpose of voting on the approval of the terms of such renewal, and by either the Board or the affirmative vote of a majority of outstanding voting securities of [the Fund/Portfolio] [TIS].

          9. Termination. This Agreement may be terminated with respect to [the Fund/Portfolio] [TIS] at any time, without penalty, by the Board or by the shareholders of [the Fund/Portfolio] [TIS] acting by vote of at least a majority of its outstanding voting securities. This Agreement may also be terminated by TAM upon written notice to the Sub-adviser, without the payment of any penalty. The Sub-adviser may terminate the Agreements only upon giving 90 days’ advance written notice to TAM. This Agreement shall terminate automatically in the event of its assignment by the Sub-adviser and shall not be assignable by TAM without the consent of the Sub-adviser. [For the avoidance of doubt, it is understood that this Agreement may be amended, terminated or not renewed as to one or more [Funds/Portfolios] without affecting the other [Funds/Portfolios] hereunder.]

          10. Use of Name. If this Agreement is terminated with respect to [the Fund/Portfolio] [TIS] and the Sub-adviser no longer serves as sub-adviser to [the Fund/Portfolio] [TIS], the Sub-adviser reserves the right to withdraw from [the Trust] [TIS] the right to the use of its name with respect to [that Fund/Portfolio] [TIS] or any name misleadingly implying a continuing relationship between [the Fund/Portfolio] [TIS] and the Sub-adviser or any of its affiliates.

          11. Liability of the Sub-adviser. The Sub-adviser may rely on information reasonably believed by it to be accurate and reliable. The Sub-adviser assumes no responsibility under this Agreement other than to render the services called for hereunder, in good faith, and shall not be liable for any error of judgment or mistake of law, or for any loss arising out of any investment or for any act or omission in the execution of securities transactions for [the Fund/Portfolio] [TIS], provided that nothing in this Agreement shall protect the Sub-adviser against any liability to TAM or [the Fund/Portfolio] [TIS] to which the Sub-adviser would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties hereunder. As used in this Section 11, the term the “Sub-adviser” shall include any affiliates of the Sub-adviser performing services for [the Trust or the Fund/Portfolio] [TIS] contemplated hereby and the partners, shareholders, directors, officers and employees of the Sub-adviser and such affiliates.

          12. Meanings of Certain Terms. For the purposes of this Agreement, [the Fund’s/Portfolio’s] [TIS’s] “net assets” shall be determined as provided in [the Fund’s/Portfolio’s then-current Prospectus and Statement of Additional Information] [TIS’s registration statement as amended or supplemented from time to time] and the terms “assignment,” “interested person,” and “majority of the outstanding voting securities” shall have the meanings given to them by Section 2(a) of the 1940 Act, subject to such exemptions as may be granted by the SEC by any rule, regulation or order.

          13. Amendments. No provision of this Agreement may be changed, waived, discharged or terminated orally with respect to [the Fund/Portfolio] [TIS], but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought. No material amendment of the Agreement shall be effective with respect to [the Fund/Portfolio] [TIS] until approved, if so required by the 1940 Act, by vote of the holders of a majority outstanding voting securities of [that Fund/Portfolio] [TIS]. [Schedule A hereto may be amended at any time to add additional series of the Trust as agreed by the Trust, TAM and the Sub-adviser.]

          14. Books and Records. The Sub-adviser agrees that it will keep records relating to its services hereunder in accordance with all applicable laws, and in compliance with the requirements of Rule 31a-3 under the 1940 Act, the Sub-adviser hereby agrees that any records that it maintains for [the Fund/Portfolio] [TIS] are the property of [the Fund/Portfolio] [TIS], and further agrees to surrender promptly to [the Fund/Portfolio] [TIS] any of such records upon [the Fund’s/Portfolio’s] [TIS’s] request. The Sub-adviser further agrees to arrange for the preservation of the records required to be maintained by Rule 31a-1 under the 1940 Act for the periods prescribed by Rule 31a-2 under the 1940 Act.

          15. Miscellaneous. This Agreement embodies the entire agreement and understanding between the parties hereto, and supersedes all prior agreements and understandings relating to the subject matter hereof. Should any part of this Agreement be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding on and shall inure to the benefit of the parties hereto and their respective successors.

          16. Governing Law. This Agreement shall be construed and the provisions thereof interpreted under and in accordance with the laws of the State of Florida and the applicable provisions of the 1940 Act.

          17. Interpretation. Nothing contained herein shall be deemed to require [the Trust] [TIS] to take any action contrary to its Governing Documents, or any applicable statutory or regulatory requirement to which it is subject or by which it is bound, or to relieve or deprive the Board of its responsibility for and control of the conduct of the affairs of [the Trust] [TIS].

          The parties hereto have caused this Agreement to be executed by their duly authorized signatories as of the date and year first above written.

TRANSAMERICA ASSET MANAGEMENT, INC.

By:

Name: Christopher A. Staples
Title: Senior Vice President and Chief Investment Officer

AEGON USA INVESTMENT MANAGEMENT, LLC

By:

Name:
Title:

SCHEDULE A

[Fund/Portfolio]	Investment Sub-advisory Fee*

0.175% of the first $250 million
[Transamerica AEGON Flexible Income	0.125% over $250 million up to $350 million
0.0875% in excess of $350 million

Transamerica AEGON Money Market	0.15%

Transamerica AEGON Short-Term Bond	0.25% of the first $250 million
0.20% over $250 million up to $500 million
0.175% over $500 million up to $1 billion
0.15% in excess of $1 billion]

[Transamerica AEGON Money Market VP	0.15%

Transamerica AEGON U.S. Government Securities VP	0.15%]

[Transamerica Income Shares, Inc.	0.50%]

*	As a percentage of average daily net assets on an annual basis.

Appendix C
Sub-Advisory Agreements
(Dates, Approvals and Fees)

Fund	Date of Current Sub-Advisory Agreement	Date Current Sub-Advisory Agreement Last Submitted for Shareholder Approval	Date Current Sub-Advisory Agreement Last Approved by Trustees	Date New Sub-Advisory Agreement Approved by Trustees	Amount Paid to Current Sub-Adviser During the Fund’s Last Fiscal Year	Current Sub-Advisory fee (as a percentage of average daily net assets) [1]	New Sub-Advisory Fee (as a percentage of average daily net assets) [1]

Transamerica Flexible Income	March 1, 2004 (as amended)	February 25, 2005	June 10, 2010	January 19, 2011	$507,677	Up to $250 million - 0.175% $250 million up to $350 million - 0.125% Over $350 million - 0.0875%[2]	Up to $250 million - 0.175% $250 million up to $350 million - 0.125% Over $350 million - 0.0875%[2]

Transamerica Money Market	March 1, 2002 (as amended)	February 25, 2005	June 10, 2010	January 19, 2011	$243,748	0.15%	0.15%

Fund	Date of Current Sub-Advisory Agreement	Date Current Sub-Advisory Agreement Last Submitted for Shareholder Approval	Date Current Sub-Advisory Agreement Last Approved by Trustees	Date New Sub-Advisory Agreement Approved by Trustees	Amount Paid to Current Sub-Adviser During the Fund’s Last Fiscal Year	Current Sub-Advisory fee (as a percentage of average daily net assets) [1]	New Sub-Advisory Fee (as a percentage of average daily net assets) [1]

Transamerica Money Market VP	May 1, 2002 (as amended)	April 19, 2005	June 10, 2010	January 19, 2011	$797,074	0.15%	0.15%

Transamerica Short-Term Bond	June 15, 2004 (as amended)	February 25, 2005	June 10, 2010	January 19, 2011	$3,525,252	Up to $250 million - 0.25% $250 million up to $500 million - 0.20% $500 million up to $1 billion - 0.175% Over $1 billion - 0.15%[3]	Up to $250 million - 0.25% $250 million up to $500 million - 0.20% $500 million up to $1 billion - 0.175% Over $1 billion - 0.15%[3]

Fund	Date of Current Sub-Advisory Agreement	Date Current Sub-Advisory Agreement Last Submitted for Shareholder Approval	Date Current Sub-Advisory Agreement Last Approved by Trustees	Date New Sub-Advisory Agreement Approved by Trustees	Amount Paid to Current Sub-Adviser During the Fund’s Last Fiscal Year	Current Sub-Advisory fee (as a percentage of average daily net assets) [1]	New Sub-Advisory Fee (as a percentage of average daily net assets) [1]

Transamerica U.S. Government Securities VP	May 1, 2002 (as amended)	April 19, 2005	June 10, 2010	January 19, 2011	$1,015,910	0.15%	0.15%

Transamerica Income Shares, Inc.	January 1, 2000 (as amended)	July 11, 2002	June 10, 2010	January 19, 2011	$649,613	0.50%[2]	0.50%[2]

[1]	Sub-advisory fees are paid by the Adviser and not by the Fund.

[2]	Less any amount reimbursed pursuant to the Fund’s expense limitation.

[3]	The current sub-adviser to the Fund and proposed new sub-adviser, AEGON USA Investment Management, LLC, have voluntarily agreed to waive their sub-advisory fees to:
0.20% of the first $250 million of average daily net assets;
0.15% of average daily net assets over $250 million up to $500 million;
0.125% of average daily net assets over $500 million up to $1 billion;
0.10% of average daily net assets in excess of $1 billion

Appendix D

Directors and Principal Officers of the New Sub-Adviser

AEGON USA Investment Management, LLC (“AUIM”)

Name	Position with AUIM

Eric B. Goodman	Manager, President & Chief Investment Officer
Bradley J. Beman	Executive Vice President — Head of Fixed Income
David L. Blankenship	Manager, Executive Vice President and Head of Fixed Income and Distribution
Kirk W. Buese	Executive Vice President — Private and Structured Finance
David M. Carney	Manager, Executive Vice President and Chief Operating Officer
Joel L. Coleman	Manager, Executive Vice President — Portfolio Management
Daniel P. Fox	Executive Vice President – Risk Management
Terry L. Leitch	Executive Vice President – Derivatives
Garry E. Creed	Senior Vice President
Mark E. Dunn	Senior Vice President
Robert Fitzsimmons	Senior Vice President
Michael C. Fogliano	Senior Vice President
Kevin A. Giles	Senior Vice President – New Initiatives
David R. Halfpap	Senior Vice President
Karen E. Hufnagel	Senior Vice President
William L. Hurwitz	Senior Vice President
Neil Madsen	Senior Vice President
Calvin W. Norris	Senior Vice President
Eric C. Perry	Senior Vice President
Stephanie M. Phelps	Senior Vice President, Treasurer and Chief Financial Officer
James K. Schaeffer, Jr.	Senior Vice President
Sarvjeev S. Sidhu	Senior Vice President
Michael B. Simpson	Senior Vice President
Jon L. Skaggs	Senior Vice President
Robert A. Smedley	Senior Vice President
Douglas A. Weih	Senior Vice President
Jeffrey A. Whitehead	Senior Vice President
John F. Bailey	Vice President
James K. Baskin	Vice President
Gregg A. Botkin	Vice President
Martin Coppens	Vice President
Douglas A. Dean	Vice President
Bradley D. Doyle	Vice President
Mark D. Evans	Vice President
Charles V. Ford	Vice President
Scott P. Hassenstab	Vice President
Eric Henderson	Vice President
William J. Henricksen	Vice President
Frederick B. Howard	Vice President
John D. Kettering	Vice President
Stephen M. Lempa	Vice President
Angela S. Matson	Vice President
Clayton R. McBride	Vice President
Christopher D. Pahlke	Vice President
Michael J. Parrish	Vice President
Greg A. Podhajsky	Vice President
Joshua D. Prieskorn	Vice President
Stacey S. Rutledge	Vice President
Michael S. Smith	Vice President

D-1

Name	Position with AUIM

J. Staley Stewart	Vice President
Debra R. Thompson	Vice President
Michael A. Urban	Vice President
James Rich	Vice President
Jason Felderman	Vice President
Rishi Goel	Vice President
Paul Johnson	Vice President – Internal Communications
Paul J. Houk	General Counsel and Secretary
Jessica L. Cole	Chief Compliance Officer
Clint L. Woods	Assistant Secretary
Renee D. Montz	Assistant Secretary
Monty Jackson	Assistant Secretary
Daniel L. Seward	Assistant Treasurer
Stephanie L. Steele	Assistant Treasurer

D-2

Appendix E

5% Share Ownership

As of January 21, 2011, the following persons owned of record the amounts indicated of the shares of the class of the Fund indicated:

Name & Address	Fund Name	Class	Percent

Citigroup Global Markets Inc. 333 W 34th St., FL 7 New York NY 10001-2402	Transamerica Flexible Income	A	5.27%

Merrill Lynch Pierce Fenner & Smith Inc. 4800 Deer Lake Dr. E., FL 2 Jacksonville FL 32246-6484	Transamerica Flexible Income	B	14.03%

Merrill Lynch Pierce Fenner & Smith Inc. 4800 Deer Lake Dr. E., FL 2 Jacksonville FL 32246-6484	Transamerica Flexible Income	C	31.77%

Citigroup Global Markets Inc. 333 W 34th St., FL 7 New York NY 10001-2402	Transamerica Flexible Income	C	5.62%

Merrill Lynch Pierce Fenner & Smith Inc. 4800 Deer Lake Dr. E., FL 2 Jacksonville FL 32246-6484	Transamerica Flexible Income	I	43.87%

LPL Financial 9785 Towne Centre Dr. San Diego CA 92121-1968	Transamerica Flexible Income	I	19.97%

Prudential Investment Mgmt Services LLC 3 Gateway Center, FL 10 100 Mulberry St., Ml Stp NJ 05-11-20 Newark NJ 07102-4000	Transamerica Flexible Income	I	16.45%

Transamerica Asset Allocation - Moderate Portfolio 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Flexible Income	I2	38.98%

Transamerica Asset Allocation - Moderate VP 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Flexible Income	I2	20.19%

Transamerica Asset Allocation - Conservative Portfolio 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Flexible Income	I2	14.56%

Transamerica Asset Allocation - Moderate Growth VP 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Flexible Income	I2	14.47%

Transamerica Asset Allocation - Conservative VP 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Flexible Income	I2	10.37%

Frontier Trust Company FBO Bill’s Volume Sales 401(k) Plan PO Box 10758 Fargo ND 58106-0758	Transamerica Money Market	C	9.54%

Citigroup Global Markets Inc. 333 W 34th St., FL 7 New York NY 10001-2402	Transamerica Money Market	C	5.87%

Transamerica Asset Management Inc 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Money Market	I	90.61%

Raymond James & Associates, Inc. FBO Richard D Miller & Julia A Miller Ten/By/Enty 17618 Woodland St Roseville MI 48066-2828	Transamerica Money Market	I	9.39%

Name & Address	Fund Name	Class	Percent

Transamerica Asset Allocation - Conservative Portfolio 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Money Market	I2	30.65%

Transamerica Multi-Manager Alternative Strategies Portfolio 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Money Market	I2	27.18%

Transamerica Asset Allocation - Moderate Portfolio 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Money Market	I2	24.24%

Universal Life Insurance Company Omnibus Money Market Account PO Box 2145 San Juan PR 00922-2145	Transamerica Money Market	I2	16.37%

Reid A Evers 1333 Valley View Rd., Apt 28 Glendale CA 91202-1734	Transamerica Money Market	P	6.52%

Transamerica Life Insurance Company 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Money Market VP	Initial	33.42%

Western Reserve Life Assurance Co of Ohio 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Money Market VP	Initial	13.12%

Western Reserve Life Assurance Co of Ohio 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Money Market VP	Initial	10.42%

Transamerica Life Insurance Company 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Money Market VP	Initial	9.41%

Western Reserve Life Assurance Co of Ohio 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Money Market VP	Initial	6.22%

Transamerica Life Insurance Company 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Money Market VP	Service	28.52%

Transamerica Life Insurance Company 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Money Market VP	Service	25.94%

Western Reserve Life Assurance Co of Ohio 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Money Market VP	Service	11.56%

Transamerica Life Insurance Company 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Money Market VP	Service	6.30%

Transamerica Life Insurance Company 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Money Market VP	Service	5.63%

Prudential Investment Management Services LLC FBO Mutual Fund Clients Gateway Center 3-10th FL 100 Mulberry St., Ml Stp NJ 05-11-20 Newark NJ 07102	Transamerica Short-Term Bond	A	7.69%
Citigroup Global Markets Inc. 333 W 34th St., FL 7 New York NY 10001-2402	Transamerica Short-Term Bond	A	7.60%

Merrill Lynch Pierce Fenner & Smith Inc. 4800 Deer Lake Dr. E., FL 2 Jacksonville FL 32246-6484	Transamerica Short-Term Bond	C	16.32%

Name & Address	Fund Name	Class	Percent

Citigroup Global Markets Inc. 333 W 34th St., FL 7 New York NY 10001-2402	Transamerica Short-Term Bond	C	7.14%

Merrill Lynch Pierce Fenner & Smith Inc. 4800 Deer Lake Dr. E., FL 2 Jacksonville FL 32246-6484	Transamerica Short-Term Bond	I	50.43%

Prudential Investment Management Services LLC FBO Mutual Fund Clients Gateway Center 3-10th FL 100 Mulberry St., Ml Stp NJ 05-11-20 Newark NJ 07102	Transamerica Short-Term Bond	I	18.50%

LPL Financial 9785 Towne Centre Dr San Diego CA 92121-1968	Transamerica Short-Term Bond	I	7.94%

Transamerica Asset Allocation - Moderate VP 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Short-Term Bond	I2	26.10%

Transamerica Asset Allocation - Conservative VP 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Short-Term Bond	I2	22.15%

Transamerica Asset Allocation - Moderate Growth VP 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Short-Term Bond	I2	19.71%

Transamerica Asset Allocation - Moderate Portfolio 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Short-Term Bond	I2	12.97%

Transamerica Asset Allocation - Conservative Portfolio 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Short-Term Bond	I2	11.11%

Transamerica Asset Allocation - Moderate Growth Portfolio 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Short-Term Bond	I2	6.09%

Transamerica Life Insurance Company 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica U.S. Government Securities VP	Initial	32.57%

Transamerica International Moderate Growth VP 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica U.S. Government Securities VP	Initial	27.56%

Transamerica Life Insurance Company 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica U.S. Government Securities VP	Initial	11.86%

Transamerica Life Insurance Company 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica U.S. Government Securities VP	Initial	8.67%

Western Reserve Life Assurance Co of Ohio 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica U.S. Government Securities VP	Service	19.67%

Transamerica Life Insurance Company 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica U.S. Government Securities VP	Service	16.73%

Transamerica Life Insurance Company 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica U.S. Government Securities VP	Service	12.06%

Transamerica Life Insurance Company 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica U.S. Government Securities VP	Service	10.36%

Name & Address	Fund Name	Class	Percent

Western Reserve Life Assurance Co of Ohio 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica U.S. Government Securities VP	Service	6.52%

Cede & Co. P.O. Box 20 Bowling Green Station New York, NY 10274-0020	Transamerica Income Shares, Inc.	N/A	85.00%

FORM OF PROXY CARD

PROXY	PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS ON March 18, 2011	PROXY

This proxy is solicited on behalf of the Board of [Trustees/Directors] of [_____] [, on behalf of its series,] [_____] (the “Fund”). The undersigned hereby appoint(s) John K. Carter and Dennis P. Gallagher, and each of them, as attorneys and proxies of the undersigned, with full power of substitution, to vote for the undersigned all shares of beneficial interest of the Fund with respect to which the undersigned is entitled to vote at the Special Meeting of Shareholders of the Fund to be held at the offices of Transamerica Asset Management, Inc. at 570 Carillon Parkway, St. Petersburg, Florida 33716, on March 18, 2011, at 11:00 a.m. (Eastern Time), and at any and all adjournments or postponements thereof, with all the power the undersigned would possess if personally present.

The undersigned acknowledges receipt of the accompanying Notice of Special Meeting of Shareholders and Joint Proxy Statement and revokes any proxy previously given with respect to the Special Meeting.

The shares represented by this proxy will be voted as instructed. The proxies are authorized in their discretion to vote upon such other matters as may come before the meeting or any adjournment or postponement thereof. The proxies intend to vote with management on any such other business properly brought before the meeting or any adjournment or postponement thereof.

Note: Signature(s) should be exactly as name or names appearing on this proxy. If shares are held jointly, EITHER holder may sign. If signing is by attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation or partnership, please sign in full corporate or partnership name by an authorized officer.

Signature(s)

Title (if applicable)

Date

NOTE: YOUR PROXY CARD IS NOT VALID UNLESS IT IS SIGNED.

FUND
[Transamerica Flexible Income
Transamerica Money Market
Transamerica Money Market VP
Transamerica Short-Term Bond
Transamerica U.S. Government Securities VP
Transamerica Income Shares, Inc.]

VOTING OPTIONS

Read your proxy statement and have it at hand when voting.

VOTE ON THE	or VOTE BY PHONE	or VOTE BY MAIL	or VOTE IN
INTERNET			PERSON
Log on to:	Call [-----]	Vote, sign and date	Attend Shareholder
[-----]	Follow the recorded	this Proxy Card and	Meeting
Follow the on-screen	instructions available	return in the postage-	570 Carillon Parkway
instructions available	24 hours	paid envelope	St. Petersburg, FL
24 hours			on March 18, 2011

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE
SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON MARCH 18, 2011. THE PROXY
STATEMENT FOR THIS SPECIAL MEETING IS AVAILABLE AT [_____].

THE BOARD OF [TRUSTEES/DIRECTORS] RECOMMENDS A VOTE FOR PROPOSAL 1.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. Example:     ■

		FOR	AGAINST	ABSTAIN
1.	To approve a new sub-advisory agreement with a new sub-adviser.
	[Transamerica Flexible Income	☐	☐	☐
	Transamerica Money Market	☐	☐	☐
	Transamerica Money Market VP	☐	☐	☐
	Transamerica Short-Term Bond	☐	☐	☐
	Transamerica U.S. Government Securities VP	☐	☐	☐
	Transamerica Income Shares, Inc.]	☐	☐	☐

2.	To transact such other business as may properly come before the meeting and any adjournments thereof.

Please vote, date and sign this Proxy Card and return it promptly in the enclosed envelope.